SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 1, 2009

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement.  The Board of Directors
of Hancock Holding Company (the "Company") has amended its 1996 Long Term Incentive Plan
("1996 LTIP"), and has amended and restated both its 2005 Long Term Incentive Plan
("2005 LTIP") and its Nonqualified Deferred Compensation Plan for the purpose of complying with  applicable provisions of Section 409A of the Internal Revenue Code and final regulations promulgated thereunder.  In addition, the Company has adopted certain miscellaneous administrative amendments to each of the 1996 LTIP and 2005 LTIP.

The Amended 1996 LTIP and Amended and Restated 2005 LTIP are effective as of
January 1, 2009.  The  Amended and Restated Nonqualified Deferred Compensation Plan
is effective as of January 1, 2008.  The foregoing descriptions are qualified in their entirety by the terms and conditions of the Amended 1996 LTIP, the Amended and
Restated 2005 LTIP, and the Amended and Restated Nonqualified Deferred Compensation
Plan, copies of which are filed as Exhibits 99.1, 99.2, and 99.3 hereto, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   Amendment to Hancock Holding Company 1996 Long-Term
                             Incentive Plan

                      99.2   Amended and Restated Hancock Holding Company 2005
                             Long-Term Incentive Plan, effective January 1, 2009

                      99.3   Hancock Holding Company Nonqualified Deferred
                             Compensation Plan, restated January 1, 2008

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 05, 2009
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

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                                          Exhibit 99.1 to Hancock Holding Company Form 8-K

                                                             AMENDMENT TO
                                                        HANCOCK HOLDING COMPANY
                                                     1996 LONG-TERM INCENTIVE PLAN

         THIS  AMENDMENT is made this the 18th day of December,  2008 to the Hancock  Holding  Company 1996  Long-Term
 Incentive  Plan (hereinafter the "Plan").

                                                         W I T N E S S E T H:

         WHEREAS,  effective  the 22nd day of February,  1996,  Hancock  Holding  Company (the  "Company")  adopted the Plan to provide incentives  and awards to  Employees of the Company and its  subsidiaries  and amended and restated the Plan on the
15th day of March, 2005; and

         WHEREAS,  final Treasury  Regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code")
require amendment of the applicable provisions thereof to be implemented by the Plan on or before December 31, 2008; and

         WHEREAS,  pursuant to Section 9 of the Plan, the Company  desires to amend the Plan to comply with the  applicable provisions of Section 409A of the Code and to reflect certain other changes.

         NOW, THEREFORE, the Hancock Holding Company 1996 Long-Term Incentive Plan is hereby amended as follows:

                                                                   I.

         The definition of the term "Committee" in Section 2 shall be changed to read as follows:

                  "Committee"  means  the  Committee  appointed  by  the  Board,  each  member  of  which  shall  be a
                  "Non-Employee  Director"  within the  meaning of Rule 16b-3 under the  Exchange  Act,  and  "outside director"  within  the  meaning  of  Section  162(m) of the Code and an  "independent  director"  as defined in the Nasdaq  Marketplace  Rule 4200(15).  The Committee shall be composed of no fewer than the minimum number of "Non-Employee Directors" as may be required by Rule 16b-3.

                                                                   II.

         The definition of the term "Fair Market Value" in Section 2 shall be changed to read as follows:

                  "Fair  Market  Value"  means the closing  price of the Common  Stock as reported on the Nasdaq Stock
                  Market on the day  immediately  preceding  the relevant  valuation  date or, if there were no Common
                  Stock  transactions  on such  day,  on the next  preceding  day on which  there  were  Common  Stock transactions.

                                                                   III.

         Section 8 of the Plan is hereby  amended by the  deletion of Paragraph  (a) that Section in its entirety and the substitution of the following:

                  (a)  Assignability.  With respect to Incentive Stock Options only,  except to the extent, if any, as may be  permitted by the Code and rules  promulgated  under  Section 16 of the Exchange  Act, (i) no
                  Incentive  Stock Option shall be assignable or  transferable  except by will, by the laws of descent and  distribution,  by  a  beneficiary  designation  filed  with  the  Company  in  accordance  with procedures  established by the Committee or pursuant to a domestic  relations  order and (ii) during the lifetime of a  Participant,  the Award shall be  exercisable  only by such  Participant  or such
                  Participant's guardian, legal representative, or assignee pursuant to a domestic relations order.

                  With respect to other  Awards,  unless the Committee  shall permit (on such terms and  conditions as it shall  establish) an Award to be transferred to a member of the  Participant's  immediate  family or to a trust or similar  vehicle for the benefit of such immediate  family  members  (collectively, the "Permitted  Transferees"),  (i) no Award shall be assignable or transferable  except by will, by the laws of descent  and  distribution,  by a  beneficiary  designation  filed  with the  Company in accordance  with procedures  established by the Committee or pursuant to a domestic  relations order and (ii)  during  the  lifetime  of a  Participant,  the  Award  shall be  exercisable  only by such
                  Participant  or  such  Participant's  guardian,  legal  representative  or  assignee  pursuant  to a domestic relations order or, if applicable, the Permitted Transferees.

                                                                  IV.

         Section  8 of the  Plan  is  hereby  amended  by the  deletion  of  Paragraph  (g) of that  Section  in its  entirety and the substitution of the following:

                  (g) Tax  Withholding.  The Company  shall have the right to withhold  from any  payments  made under this  Plan,  including  the Common  Stock  distributed  or to be  distributed  pursuant  to an Award hereunder,  or to collect from the  Participant  as a condition of such payment,  any taxes required by applicable federal,  state and/or local income tax law to be withheld  ("Withholding  Taxes"). At any time any  Withholding  Taxes are required to be withheld in connection  with a  distribution  of shares  of  Common  Stock  pursuant  to this  Plan,  the  Participant  may  elect  to  satisfy  this obligation,  in whole or in part,  by either (i)  remitting  cash to the Company equal to the amount of the Withholding  Taxes, or (ii) directing the Company to withhold from such  distribution  shares of Common Stock having a value equal to the amount of the  Withholding  Taxes.  Such an election may be made in  connection  with a Stock  Option at the time of the  exercise of such Stock  Option.  In the case of  Restricted  Shares or other  Awards,  such  election must be made prior to the time the
                  Award vests or  otherwise  becomes  taxable to the  Participant.  Such an election is subject to the disapproval  of the  Committee.  If an  election is not made by the  Participant,  the amount of the
                  Withholding Taxes shall be withheld from the Common Stock to be distributed under the Award.

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                                                                  V.

         Section 12 of the Plan is hereby amended by the deletion of Subparagraph (a)(iii) in its entirety.

                                                                  VI.

         Section 12 of the Plan is hereby  amended by the deletion of Paragraph  (b) thereof in its  entirety and  substitution of the following:

                  (b)      A "Change of Control" of the Company  shall be deemed to have  occurred  upon the happening of any of the following events:

                  (i)      The  acquisition  by any one  person  or by more  than one  person  acting  as a group,  of ownership of stock that,  together  with stock held by such person or group,  constitutes  more than fifty  percent  (50%)of  the  total  Fair  Market  Value or total  voting  power of the stock of the
                  Company;

                  (ii)     The  acquisition  by any one person,  or by more than one person acting as a group,  during the  twelve-month  period ending on the date of the most recent  acquisition,  of ownership of stock in the Company  possessing  fifty  percent  (50%) or more of the total  voting power of the stock of the Company;

                  (iii)    The replacement  during any  twelve-month  period of a majority of the members of the Board by  directors  whose  appointment  or election  is not  endorsed by a majority of the members of the
                  Board before the date of such appointment or election; or

                  (iv)     The  acquisition by any one person,  or more than one person acting as a group,  during the twelve-month  period  ending on the date of the most  recent  acquisition,  of assets of the Company having a total  gross fair  market  value of more than fifty  percent  (50%) of the total gross fair market  value  of all of the  assets  of the  Company  immediately  prior  to  such  acquisition  or acquisitions.

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                  For  purposes  of the  above,  "persons  acting as a group"  shall have the  meaning as in  Treasury
                  Regulations Section 1.409A-3(i)(5)(v)(B).

                  It is intended  that the  definition  of Change of Control  contained  herein shall be the same as a change of ownership of a corporation,  a change in the effective  control of a corporation  and/or a change  in the  ownership  of a  substantial  portion  of a  corporation's  assets as  reflected  in
                  Treasury  Regulations  Section  1.409A-3(i)(5),  as  modified  by the  substitution  of  the  higher percentage  requirements  in items (ii) and (iv)  above;  and all  questions  or  determinations  in connection  with any such Change of Control shall be construed and  interpreted  in accordance  with the  provisions  of such  Regulations.  This  definition  of a Change of Control shall be applicable only for purposes of  determining  benefits  related to Awards  granted under this Plan which become applicable in the event of such a Change of Control and for no other purpose.

                                                                  VII.

         This Amendment shall be effective as of the 1st day of January, 2009.

                                                                 VIII.

         Capitalized  terms  utilized in this  Amendment,  shall have the same  meaning as when  utilized in the Plan unless otherwise herein provided.

                                                                  IX.

         Except as amended herein, the Hancock Holding Company 1996 Long-Term Incentive Plan shall be unchanged.

         In witness whereof,  this Amendment has been executed on behalf of the Company by its duly authorized  officers as of the date first noted above.

                                                     HANCOCK HOLDING COMPANY

                                                     By:   /s/ Carl J. Chaney
                                                        -------------------------------------
                                                     Name:  Carl J. Chaney
                                                     Title: CEO
ATTEST:

______________________________

Title:  HR Services Director

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                                  Exhibit 99.2 to Hancock Holding Company Form 8-K

                                               AMENDED AND RESTATED
                                              HANCOCK HOLDING COMPANY
                                           2005 LONG-TERM INCENTIVE PLAN

         This Amendment and Restatement of the Hancock Holding Company 2005 Long-Term  Incentive Plan  (hereinafter the "Plan") is made this the 18th day of December, 2008, to be effective as of the 1st day of January, 2009.

                                                    WITNESSETH:

         WHEREAS,  effective the 31st day of March,  2005, Hancock Holding Company (the "Company") adopted the Plan to  provide  incentives  and  awards  to  Associates  and  Directors  of  the  Company  and  to  Associates  of its
Subsidiaries; and

         WHEREAS,  the Company  desires to amend the Plan to comply with  applicable  provisions of Section 409A of the Code and to reflect  certain other changes and desires to restate the Plan in its entirety to incorporate  such amendments.

         NOW,  THEREFORE,  the Amended and Restated  Hancock  Holding  Company 2005 Long-Term  Incentive Plan is as
follows:

                                                     ARTICLE I
                                                      PURPOSE

         The purpose of the Hancock  Holding  Company 2005 Long-Term  Incentive  Plan is (i) to provide  incentives and rewards for Associates and Directors of the Company and for Associates of its Subsidiaries  (ii) to support the execution of the Company's  business and human resource  strategies  and the  achievement of its goals and (iii) to associate the interests of Associates and Directors with those of the Company's shareholders.

                                                    ARTICLE II
                                                    DEFINITIONS

         2.1      "Associate" means an employee of the Company or a Subsidiary.

         2.2      "Award" means a grant under this Plan of stock options  (including  incentive  stock options under
Section 422 of the Code),  Restricted  Shares,  Performance  Stock  Awards or Stock  Appreciation  Rights on a stand alone, combination or tandem basis, as described herein.

         2.3      "Award  Agreement" means a written or  electronic  agreement  entered  into  between  the  Company and a Participant  setting forth the terms and  conditions of an Award made to such  Participant  under this Plan, in the form prescribed by the Committee.

         2.4      "Board" means the Board of Directors of the Company.

         2.5      "Change of Control" shall have the meaning specified in Section 12.2.

         2.6      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7      "Committee"  means the  Committee  appointed by the Board,  each member of which shall be a
"Non-Employee Director"  within the meaning of Rule 16b-3 under the  Exchange  Act, an "outside  director"  within the meaning of Section  162(m) of the Code and an  "independent  director" as defined in Nasdaq  Marketplace  Rule
4200(15).  The Committee shall be composed of no fewer than the minimum number of  "Non-Employee  Directors" as may be required by Rule 16b-3.

         2.8      "Common Stock" means the common stock of the Company.

         2.9      "Company"  means Hancock  Holding  Company,  a bank holding  company under the Bank Holding Company
Act of 1956, headquartered in Gulfport, Mississippi, and its successors and assigns.

         2.10     "Director" means a member of the board of directors of the Company.

         2.11     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.12     "Fair  Market  Value"  means the closing  price of the Common Stock as reported on the Nasdaq Stock
Market on the day  immediately  preceding the relevant  valuation date or, if there were no Common Stock  transactions on such day, on the next preceding date on which there were Common Stock transactions.

         2.13     "Incentive Award" means an Award to an Associate or Director under this Plan.

         2.14     "Negative  Discretion"  means  other  factors to be applied by the  Committee  in  reducing  the number of shares of Common Stock to be issued pursuant to a Performance  Stock Award if the  Performance  Goals have been met or exceeded if, in the  Committee's  sole  judgment,  such  application  is appropriate in order to act in the best interest of the Company and its  shareholders.  The Negative  Discretion  factors include,  but are not limited to, the achievement of measurable individual  performance  objectives  established by the Committee and communicated to the Associate or Director in advance of the Performance Period, and competitive pay practices.

         2.15     "Participant" means an Associate or Director who has been granted an Award under this Plan.

         2.16     "Performance Goals" means, with respect to any Performance  Period,  performance goals based on any of the following  criteria  and  established  by the  Committee  prior to the  beginning  of such  Performance  Period  or performance  goals based on any of the following  criteria and  established by the Committee after the beginning of such  Performance  Period that meet the  requirements  to be  considered  pre-established  performance  goals under
Section  162(m) of the Code:  earnings  or  earnings  growth;  earnings  per  share;  return on  equity,  assets or investment;  revenues; expenses; charge-offs;  reductions in non-performing assets; any component of or combination of the preceding  and/or any other  performance  measure as may be determined  and defined from time to time by the
Committee.  Such  Performance  Goals may be  particular  to an Associate or Director or the  division,  department, branch,  line of  business,  Subsidiary  or  other  unit in  which  the  Associate  works,  or may be  based on the performance of the Company generally.

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         2.17     "Performance  Period"  means the period of time  designated  by the  Committee  applicable  to  Restricted
Shares or a Performance Stock Award during which the Performance Goals shall be measured.

         2.18     "Performance Stock Award" shall have the meaning specified in Section 6(d).

         2.19     "Plan"  means the Hancock  Holding  Company 2005  Long-Term  Incentive  Plan,  amended and restated as set forth herein.

         2.20     "Plan Year" means a twelve-month period beginning with January 1 of each year.

         2.21     "Reporting  Person" means an officer or director of the Company  subject to the reporting  requirements of
Section 16 of the Exchange Act.

         2.22     "Subsidiary"  means any  corporation or other entity,  whether  domestic or foreign,  in which the Company has or obtains,  directly or indirectly,  a proprietary  interest of more than 50% by reason of stock  ownership or otherwise.

                                                    ARTICLE III
                                                    ELIGIBILITY

         Any  Associate of the Company or a Subsidiary  and any Director of the Company  selected by the  Committee is eligible to receive an Incentive Award.

                                                    ARTICLE IV
                                                PLAN ADMINISTRATION

         4.1      Committee.  This Plan shall be administered by the  Committee.  The Committee shall periodically make determinations  with respect to the  participation  of  Associates or Directors in this Plan and the grant terms of
Awards  hereunder as provided in Article VI. Except as otherwise  required by this Plan,  the Committee  shall have authority to interpret and construe the provisions of this Plan and the Award  Agreements  and make  determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons.

         4.2      Delegation.   The   Committee   may   designate   persons   other  than  its  members  to  carry  out
its responsibilities  under such  conditions or  limitations  as it may set,  other than its  authority  with regard to
Awards granted to Reporting Persons.

                                                      ARTICLE V
                                   STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

         5.1      Types of Shares.  The stock  subject to the  provisions  of this Plan shall either be shares of authorized but unissued  Common Stock,  shares of Common Stock held as treasury  stock or  previously  issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

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         5.2      Aggregate  Limitations.  Subject to adjustment in accordance with the provisions of Article X, and subject to Section  5.6,  the  aggregate  number of shares of Common  Stock that may be issued  pursuant to Awards granted under this Plan is Five Million  (5,000,000)  all of which can be issued to Associates  as Incentive  Stock
Options if the Committee so  determines in its sole  discretion.  The aggregate  number of shares  subject to this Plan may be increased from time to time by amendment  hereto in accordance  with Article IX,  provided,  however,  the total number of shares of Common Stock issuable  pursuant to Awards of Incentive  Stock Options shall not be increased to more than Five  Million  (5,000,000)  (other  than  pursuant to an  adjustment  for  changes in  capitalization as provided in Article X) without approval by the shareholders of the Company.

         5.3      Annual  Limitation.  Subject to adjustment in accordance  with the provisions of Article X, and subject to Section  5.6,  the total  number of shares of Common  Stock for which  Awards  may be granted  (including, without limitation,  Awards of  Restricted  Shares  and  Performance  Stock  Awards)  in any Plan Year shall not exceed two percent  (2%) of the  outstanding  Common  Stock as reported in the  Company's  Annual  Report on Form 10-K for the
fiscal year ending immediately prior to such Plan Year.

         5.4      Participant  Limitations.  Subject to adjustment in accordance with Section X, and subject to Section
5.2, (i) the total number of shares of Common Stock  available for grants of Awards in any Plan Year to any  Participant shall not exceed 100,000  shares of Common Stock and (ii) the total number of shares of Common Stock  available for grants of Restricted  Shares to be issued pursuant to Performance  Stock Awards in any Plan Year to any Participant
shall not exceed 35,000 shares of Common Stock.  In addition,  the aggregate  Fair Market Value  (determined  as of the date of the grant) of the Common Stock with respect to which  Incentive  Stock Options are  exercisable for the first time by any  Participant  during any calendar year shall not exceed One Hundred  Thousand and no/100  Dollars
($100,000.00).

         5.5      Calculation  of Shares.  In addition to the  provisions of Section 5.6 below,  for purposes of calculating the total number of shares of Common Stock available for grants of Awards hereunder, the following shall apply:

                  (i)      The number of shares of Common  Stock  available  for grants of Awards  hereunder  shall be reduced by the number of shares for which  Awards  are  actually  granted, and by the number of shares credited as  restricted  stock  units  and/or performance shares to the account of the Participant under the Company's  Nonqualified  Deferred Compensation Plan
                           in lieu of an Award of Restricted Shares or of Performance Stock under this Plan, and

                  (ii)     The grant of a Performance Stock Award shall be deemed to be equal to the maximum number of shares of Common Stock which may be issued under the Award.

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         5.6      Determining  Limits.  There shall be carried forward and be available for Awards under this Plan in each succeeding  Plan Year,  in addition to shares of Common Stock  available  for grant in such Plan Year under
Section 5.3, all of the  following:  (i) any unused portion of the limit set forth in Section 5.3 for preceding Plan
Years; (ii) shares of common Stock  represented by Awards which have been cancelled,  forfeited,  surrendered, terminated or expire  unexercised  during  preceding Plan Years;  and (iii) the excess amount of variable  Awards which become fixed at less than their maximum limitations.

         In addition,  if any Award under the Plan shall expire,  terminate or be canceled (including  cancellation upon the  Participant's  exercise of a related  Award) for any reason  without having been exercised in full, or if any Award shall be  forfeited to the  Company,  the  unexercised  or  forfeited  Award shall not count  against the aggregate  limitations  under  Section 5.2 and shall again become  available  for grants under the Plan (unless the holder of such Award received  dividends or other economic benefits with respect to such Award,  which dividends or other economic  benefits are not forfeited,  in which case the Award shall count against the above limits).  Shares of Common  Stock equal in number to the shares  surrendered  in payment of the option  price,  and shares of Common
Stock that are withheld in order to satisfy  Federal,  state or local tax  liability,  shall not count  against the aggregate  limitations in Section 5.2. Only the number of shares of Common Stock  actually  issued upon exercise of a Stock  Appreciation  Right shall count against the above limit, and any shares that were estimated to be used for such  purposes  and were not in fact so used  shall  again  become  available  for  grants  under  the  Plan.  Cash settlements of Awards will not count against the above limits.

                                                     ARTICLE VI
                                         INCENTIVE AWARDS UNDER THIS PLAN

         6.1      Types of Awards.  As the Committee may determine,  the following types of Incentive  Awards may be granted under this Plan to Associates or Directors on a stand alone, combination or tandem basis:

         (a)      Stock  Option.  A right to buy a  specified  number of shares of Common  Stock at a fixed  exercise price during a specified  time, all as the Committee may determine;  provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

         (b)      Incentive  Stock  Option.  An Award to an  Associate in the form of a stock option which shall comply with the  requirements  of Section  422 of the Code or any  successor  Section  as it may be amended  from time to time.  Incentive  Stock Options may only be awarded to an  Associate.  In no event will a Director be eligible to receive, nor shall a Director  be granted  hereunder,  an Award of an  Incentive  Stock  Option,  unless  such
Director  is otherwise eligible as an Associate.

         (c)      Restricted  Shares.  A transfer of shares of Common Stock to a Participant,  subject to such restrictions on transfer,  vesting or other  incidents of ownership,  or subject to specified  performance  standards, for such periods of time as the Committee may determine.  Stock  certificates  representing the Restricted Shares granted to a  Participant  shall be  registered  in the name of the  Participant,  and the  Participant  shall be entitled to dividends on and have the right to vote such shares.

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         (d)      Performance  Stock Awards.  A right,  granted to a Participant,  to receive Common Stock that is not to be issued to the Participant until after the satisfaction of the Performance Goals during a Performance Period.

         (e)      Stock  Appreciation  Rights.  An Award which  entitles the  Participant  to receive  upon  exercise of the right,  all or a portion  of the  excess of (a) the Fair  Market  Value of a  specified  number of shares of
Common Stock at the time of exercise  over (b) a specified  price that shall not be less than one hundred  percent
(100%) of the Fair  Market  Value of the shares of Common  Stock at the time of grant.  Stock  Appreciation  Rights may be granted in connection  with a previously or  contemporaneously  granted  option,  or independent of any option.
If issued in connection  with an option,  the Committee may impose a condition  that exercise of a Stock  Appreciation
Right cancels the option with which it is connected.  A Stock  Appreciation  Right may not be exercised at any time when the Fair Market Value of the shares of Common  Stock to which it relates  does not exceed the  exercise  price of the option  associated with those shares of Common Stock. A Stock  Appreciation  Right issued in connection with an option may be  exercised at any time the option to which it relates is  exercisable,  but only to the extent the option to which it  relates  is then  exercisable,  and  shall be  subject  to the  conditions  applicable  to such option.  Upon exercise of a Stock Appreciation Right, only Common Stock can be delivered in settlement thereof.

         6.2      Award  Agreement.  Each Award under the Plan shall be evidenced by a written or electronic agreement that shall set forth the terms of the Award.  Except as otherwise  required by law or the  provisions of this Plan, the
Committee  shall have sole  discretion to determine the terms of each Award granted  hereunder,  including  vesting
schedules,   price,   performance  standards  (including   Performance  Goals),  length  of  relevant  performance,
restriction or option period,  dividend rights,  post-retirement and termination rights,  payment alternatives such as cash,  stock,  contingent  awards or other means of payment  consistent with the purpose of this Plan,  risks of forfeiture, and such other terms and conditions as the Committee shall deem appropriate.

                                                    ARTICLE VII
                                             PERFORMANCE STOCK AWARDS

         7.1      Administration.  Performance  Stock Awards may be granted to a Participant  either alone or in addition to other  Incentive  Awards  granted under this Plan.  The Committee  shall  determine the Associates and
Directors to whom  Performance  Stock  Awards  shall be granted for any  Performance  Period,  the  duration  of the applicable Performance  Period,  the number of shares of Common Stock to be awarded at the end of a Performance
Period if the Performance  Goals are met or exceeded and the terms and conditions of the  Performance  Stock Award in addition to those contained in this Article VII.

         7.2      Payment of Award.  During or after the end of a  Performance  Period,  the  financial  performance of the Company during such Performance  Period shall be measured against the Performance  Goals. If the Performance
Goals are not met, no Common Stock shall be issued  pursuant to the Performance  Stock Award.  If the  Performance
Goals are met or exceeded,  the Committee  shall  certify that fact in writing in the Committee  minutes or elsewhere and certify the number of shares of Common Stock to be issued under each  Performance  Stock Award in accordance with the related Award  Agreement.  The Committee may, in its sole discretion,  apply Negative  Discretion to reduce the number of shares of Common Stock to be issued under a Performance Stock Award.

6

         7.3      Entitlement  to Shares.  To be entitled to earn or receive shares under a Performance Stock Award, a
Participant must remain as an Associate or Director  through the end of the Performance  Period and for a period of forty-five (45) days thereafter.

                                                   ARTICLE VIII
                                            OTHER TERMS AND CONDITIONS

         8.1      Assignability.  With respect to Incentive  Stock  Options  only,  except to the extent,  if any, as may be permitted by the Code and rules  promulgated  under Section 16 of the Exchange  Act, (i) no Incentive Stock
Option shall be assignable or  transferable  except by will, by the laws of descent and  distribution  or by a beneficiary designation  filed with the Company in accordance with procedures  established by the Committee and
(ii) during the lifetime of a Participant,  the Award shall be exercisable only by such Participant or such
Participant's  guardian or legal representative.

         With  respect to other  Awards,  unless the  Committee  shall permit (on such terms and  conditions  as it shall  establish) an Award to be transferred  to a member of the  Participant's  immediate  family or to a trust or similar vehicle for the benefit of such immediate family members (collectively,  the "Permitted Transferees"),  (i)
no Award shall be  assignable  or  transferable  except by will,  by the laws of descent and  distribution  or by a beneficiary  designation  filed with the Company in  accordance  with  procedures  established  by the Committee or pursuant  to a  domestic  relations  order and (ii)  during  the  lifetime  of a  Participant,  the Award  shall be exercisable only by such Participant or such Participant's  guardian,  legal representative or assignee pursuant to a domestic relations order or, if applicable, the Permitted Transferees.

         8.2      Exercise of Option by Transferee.  Upon the transfer of (i) an Incentive  Stock Option to a beneficiary or devisee or (ii) an option other than an Incentive  Stock Option to any transferee  pursuant to a transfer  approved by the Committee,  such transferee shall have the balance of the original  exercise period within which to exercise the transferred option.

         8.3      Rights As A Shareholder.  Except as otherwise  provided herein with respect to Restricted Shares or in any Award  Agreement,  a  Participant  shall have no rights as a  shareholder  with  respect to shares of
Common  Stock covered by an Award  until the date the  Participant  or his  nominee  (which,  for  purposes of this Plan, shall include any third party agent selected by the Committee to hold such shares on behalf of a  Participant), guardian or legal representative is the holder of record of such shares.

         8.4      No  Obligation  to Exercise.  The grant of an Award shall impose no  obligation upon the Participant to exercise the Award.

7

         8.5      Payments by  Participants.  The Committee may determine that  Incentive  Awards for which a payment is due from a Participant  may be payable:  (i) in U.S.  dollars by personal  check,  bank draft or money order payable to the order of the  Company,  by money  transfers  or direct  account  debits;  (ii)  through the  delivery or deemed delivery  based on  attestation  to the  ownership  of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant;  (iii) by a combination of the methods  described in (i) and (ii) above; or
(iv) by such other methods as the Committee may deem appropriate.

         8.6      Tax  Withholding.  The Company  shall have the right to withhold  from any payments  made under this
Plan, including the Common Stock  distributed or to be  distributed  pursuant to an Award  hereunder,  or to collect from the  Participant  as a condition of such  payment,  any taxes  required by applicable  federal,  state and/or local income  tax law to be  withheld  ("Withholding  Taxes").  At any time any  Withholding  Taxes  are  required  to be withheld in connection  with a distribution  of shares of Common Stock pursuant to this Plan, the  Participant  may elect to satisfy this  obligation,  in whole or in part, by either (i)  remitting  cash to the Company equal to the amount of the  Withholding  Taxes,  or (ii)  directing  the Company to withhold  from such  distribution  shares of
Common  Stock  having a value  equal to the  amount  of the  Withholding  Taxes.  Such an  election  may be made in connection  with a Stock  Option  at the time of the  exercise  of such  Stock  Option.  In the case of  Restricted
Shares or other Awards,  such election must be made prior to the time the Award vests or otherwise  becomes taxable to the  Participant.  Such an election is subject to the  disapproval of the Committee.  If an election is not made by the Participant,  the amount of the Withholding  Taxes shall be withheld from the Common Stock to be distributed under the Award.

         8.7      Restrictions  On Sale and  Exercise.  With  respect to Reporting  Persons,  and if required to comply with rules  promulgated  under Section 16 of the Exchange Act (i) no Award providing for exercise,  a vesting period, a restriction  period or the attainment of performance  standards  shall permit  unrestricted  ownership of shares of
Common  Stock by the  Participant  for at least six months from the date of grant,  and (ii) shares of Common Stock acquired  pursuant  to this Plan  (other than  shares of Common  Stock  acquired  as a result of the  granting of a
"derivative security") may not be sold or otherwise disposed of for at least six months after acquisition.

         8.8      Requirements  of Law.  The granting of Awards and the issuance of shares of Common Stock upon the exercise of Awards shall be subject to all applicable  requirements  imposed by federal and state securities and other laws, rules and regulations and by any regulatory  agencies  having  jurisdiction,  and by any stock exchanges upon which the Common Stock may be listed.  As a condition  precedent  to the  issuance of shares of Common Stock  pursuant to the grant or exercise of an Award,  the Company may require the  Participant to take any reasonable  action to meet such requirements.

                                                     ARTICLE IX
                                            AMENDMENTS AND TERMINATION

         9.1      Board  Authority.  Except as otherwise provided in this Plan, the Board may at any time terminate and, from time to time,  may amend or modify this Plan.  Any such action of the Board may be taken  without the approval of the  Company's  shareholders,  but  only to the  extent  that  such  shareholder  approval  is not  required  by applicable law,  regulation,  or  self-regulatory  organization rule,  including  specifically Rule 16b-3 under the
Exchange Act and NASDAQ Marketplace Rule 4350(i).

8

         9.2      Preservation of  Awards.  No amendment, modification or termination of this Plan shall in any manner adversely  affect any Awards  theretofore  granted to a  Participant  under this Plan  without  the consent of such
Participant.

                                                     ARTICLE X
                                                 RECAPITALIZATION

         The  aggregate  number of shares of Common  Stock as to which Awards may be granted to  Participants,  the number of shares of Common  Stock  which  may be issued in each Plan  Year,  the  number of shares of Common  Stock covered  by  each  outstanding  Award,  and  the  price  per  share  thereof  in  each  such  Award,  shall  all be proportionately  adjusted  for any increase or decrease in the number of issued  shares of Common  Stock  resulting from  a  stock  split,  stock  dividend,  combination  or  exchange  of  shares,  exchange  for  other  securities, reclassification, or reorganization,  redesignation, merger, consolidation,  recapitalization or other such change.
Any such adjustment may provide for the elimination of fractional shares.

                                                    ARTICLE XI
                                              NO RIGHT TO EMPLOYMENT

         No person  shall have any claim or right to be granted  an Award,  and the grant of an Award  shall not be construed as giving a Participant  the right to be retained in the employ of the Company or a  Subsidiary.  Nothing in this Plan shall  interfere  with or limit in any way the right of the Company or any Subsidiary to terminate any
Participant's  employment at any time, nor confer upon any  Participant  any right to continue in the employ of the
Company or any Subsidiary.

                                                    ARTICLE XII
                                                 CHANGE OF CONTROL

         12.1     Effect of a Change of Control.  In the event of a Change of Control (as defined below), each
Incentive Award outstanding on the date of such Change of Control may be immediately exercised and/or realized if and to the extent provided in the Award Agreement evidencing such Incentive Award. In addition,  notwithstanding anything contained in this Plan or any Award  Agreement to the contrary,  the following  may, in the sole  discretion of the Committee,  occur  with  respect  to any and all  Incentive  Awards  outstanding  as of the date of such
Change of Control:

                  (a)      automatic  maximization of performance  standards,  lapse of all restrictions and acceleration of any time periods  relating to the vesting of such Awards so that such Awards may be  immediately vested in full on or before the relevant date fixed in the Award Agreement;

                  (b)      Performance Stock Awards shall be paid entirely in cash;

9

                  (c)      following a Change of Control,  if a Participant's  employment or service as a Director terminates for any reason other than  retirement  under a retirement  plan of the Company or death,  any Options held by such Participant may be exercised by such  Participant  until the earlier of three months after the termination of employment or the expiration date of such Options; and

                  (d)      all Awards become non-cancelable.

        12.2     Definition.  For  purposes of this Plan,  a "Change of  Control"  of the  Company  shall be deemed to have occurred upon the happening of any of the following events:

                  (a)      The  acquisition  by any one person or by more than one person  acting as a group,  of ownership of stock that,  together with stock held by such person or group,  constitutes  more than fifty percent (50%)of the total Fair Market Value or total voting power of the stock of the Company;

                  (b)      The acquisition by any one person,  or by more than one person acting as a group,  during the twelve-month period  ending  on the  date of the  most  recent  acquisition,  of  ownership  of  stock in the  Company possessing fifty percent (50%) or more of the total voting power of the stock of the Company;

                  (c)      The  replacement  during any  twelve-month  period of a majority of the members of the Board by  directors whose  appointment  or election is not  endorsed by a majority of the members of the Board before the date of such appointment or election; or

                  (d)      The  acquisition  by any one person,  or more than one person acting as a group,  during the twelve-month period ending on the date of the most recent  acquisition,  of assets of the Company  having a total gross fair market  value of more than fifty  percent  (50%) of the total  gross fair market  value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

         For purposes of the above,  "persons acting as a group" shall have the meaning as in Treasury  Regulations
Section 1.409A-3(i)(5)(v)(B).

         It is  intended  that the  definition  of Change of Control  contained  herein  shall be the same as (i) a change of  ownership of a  corporation,  (ii) a change in the  effective  control of a  corporation  and/or (iii) a change in the ownership of a substantial  portion of a  corporation's  assets as reflected in Treasury  Regulations
Section  1.409A-3(i)(5),  as modified by the  substitution of the higher  percentage  requirements in items (b) and
(d) above;  and all questions or  determinations  in connection  with any such Change of Control shall be construed and  interpreted in accordance  with the  provisions of such  Regulations.  This  definition of a Change of Control shall be  applicable  only for purposes of  determining  benefits  related to Awards  granted under this Plan which become applicable in the event of such a Change of Control and for no other purpose.

10

                                                    ARTICLE XIII
                                                   GOVERNING LAW

         To the extent that federal laws and/or related  federal rules and  regulations  do not otherwise  control, this Plan shall be construed in accordance with and governed by the law of the State of Mississippi.

                                                    ARTICLE XIV
                                                  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee or of the Board shall be  indemnified  and held  harmless by the Company  against and from any loss,  cost,  liability  or expense that may be imposed upon or reasonably  incurred by him in connection with or resulting from any claim,  action, suit or proceeding to which he may be a party or in which he may be involved  by reason of any action  taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement  thereof,  with the Company's  approval,  or paid by him in  satisfaction  of any judgment in any such action,  suit or proceeding  against him,  provided he shall give the Company an  opportunity,  at its own expense,  to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of  indemnification  shall not be exclusive of any other rights of indemnification  to which such persons may be entitled  under the Company's  Articles of  Incorporation  or Code of
Regulation,  as a matter of law, or  otherwise,  or any power that the Company may have to  indemnify  them or hold them harmless.

                                                    ARTICLE XV
                                                  SAVINGS CLAUSE

         This Plan is  intended  to comply in all aspects  with  applicable  law and  regulation,  including,  with respect to those  Participants  who are  Reporting  Persons,  Rule 16b-3 under the Exchange Act. In case any one or more of the  provisions  of this  Plan  shall be held  invalid,  illegal  or  unenforceable  in any  respect  under applicable law and regulation  (including Rule 16b-3),  the validity,  legality and enforceability of the remaining provisions  shall not in any way be  affected  or  impaired  thereby  and the  invalid,  illegal  or  unenforceable provision shall be deemed null and void;  however,  to the extent permissible by laws, any provision which could be deemed null and void shall  first be  construed,  interpreted  or revised  retroactively  to permit this Plan to be construed in compliance  with all applicable  laws  (including Rule 16b-3) so as to foster the intent of this Plan.
Notwithstanding  anything in this Plan to the contrary,  the Committee,  in its sole and absolute  discretion,  may bifurcate  this Plan so as to restrict,  limit or condition the use of any  provision of this Plan to  Participants who are  Reporting  Persons  without so  restricting,  limiting  or  conditioning  this Plan with  respect to other
Participants.

11

                                                    ARTICLE XVI
                                              EFFECTIVE DATE AND TERM

         The  effective  date of this  Amendment  and  Restatement  of the Plan is January 1,  2009.  The  original effective  date of the Plan is March 31, 2005,  the date of its approval by the Company's  shareholders.  This Plan shall remain in effect until the tenth anniversary of its approval by the shareholders.

                                                              HANCOCK HOLDING COMPANY

                                                              By:     /s/ Carl J. Chaney
                                                                 ---------------------------------------
                                                              Name:   Carl J. Chaney
                                                              Title:  CEO
_____________________________________________
Attest
Name:
Title:  HR Services Director

12

                                  Exhibit 99.3 to Hancock Holding Company Form 8-K

                                              HANCOCK HOLDING COMPANY
                                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                                           (Restated January 1, 2008)

Hancock Holding Company
Nonqualified Deferred Compensation Plan
Restated January 1, 2008
-------------------------------------------------------------------------------------------------------------------

                                              HANCOCK HOLDING COMPANY
                                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                                                 TABLE OF CONTENTS

                                                         i

ARTICLE 14 - TRUST  19

           Validity 21

                                                    HANCOCK HOLDING COMPANY
                                            NONQUALIFIED DEFERRED COMPENSATION PLAN

         This Nonqualified Deferred Compensation Plan was first adopted by the Board of Directors of Hancock
Holding Company, effective as of February 1, 2006, and was intended to amend and restate, in their entirety, each of the Hancock Holding Company Executive Deferred Compensation Plan, effective as of May 1, 2003, and the Hancock
Holding Company Directors Deferred Compensation Plan, effective as of January 1, 2001 (collectively, the
"Predecessor Plan"); this amendment and restatement is intended to comply with the final regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended, and to be effective as of January 1, 2008.

                                                        ARTICLE 1
                                                       DEFINITIONS

         1.1    "Account Balance" or "Account" shall mean, with respect to a Participant, an entry on the books and records of the Employer equal to the sum of his or her (a)  Deferral Account, (b) Company Contribution
Account, (c) Company Restoration Matching Account, (d) Supplemental Contribution Account, (e) Incentive Units,
and (f) Transfer Amount, if any.  An Account Balance hereunder shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant or to his or her designated Beneficiary, hereunder.

         1.2    "Affiliate" shall mean a corporation or other entity, with respect to which at least 80% of the outstanding equity interests are owned, directly or indirectly by the Company, determined in accordance with Code
Sections 414(b), (c) and (m).

         1.3    "Annual Deferral" shall mean that portion of a Participant's Base Salary, Bonus, Commissions,
Cash Director Fees and Incentives deferred hereunder with respect to a Plan Year.  In the event of a
Participant's Retirement, Disability, death or Separation From Service prior to the end of a Plan Year, such year's Annual Deferral shall be the actual amount deferred and withheld prior to such event.

         1.4    "Annual Installment Method" shall mean annual installment payments over the number of years designated by a Participant, not in excess of 15; each such payment shall be calculated as the vested balance of a Participant's Account as of each Benefit Distribution Date multiplied by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant.

         1.5    "Associate" shall mean a common law employee of the Employer, as determined in accordance with the personnel records of the Company.

         1.6    "Bank" shall mean Hancock Bank, a financial institution with its principal place of business in
Gulfport, Mississippi.

         1.7    "Base Salary" shall mean annual cash compensation paid for services rendered by an Associate for the Employer during any calendar year, excluding distributions from nonqualified and nonqualified deferred compensation plans, bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive compensation payments, severance payments, income replacement on account of long-term disability, non-monetary awards, director fees and other fees, and automobile and other allowances, for employment services rendered (whether or not such allowances are included in the Associate's gross income).  Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by a Participant pursuant to all qualified or nonqualified plans of the Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Employer.  For any Plan Year, Base Salary shall include applicable amounts actually paid within such year.

         1.8    "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9 hereof, who is entitled to receive benefits under this Plan upon the death of a
Participant.

         1.9    "Benefit Distribution Date" shall mean the date or dates on which a benefit is distributed hereunder:

         a.     A Participant's initial Benefit Distribution Date shall be the first business day administratively practicable that is within 90 days of a Participant's Retirement, Separation
                Date, death or Disability or a later date determined hereunder;

         b.     If a Participant receives a distribution hereunder on account of his or her Retirement or
                Separation From Service and he or she is then a Specified Employee, his or her initial Benefit
                Distribution Date shall be no earlier than the first business day of the calendar month that is at least six months following such event; or

         c.     If a Participant's Account Balance is paid in the form of installments, each subsequent Benefit
                Distribution Date shall be the first business day that coincides with or immediately follows the anniversary of such original distribution date.

         1.10   "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         1.11   "Bonus" shall mean any compensation, other than Base Salary and Commissions, earned by an
Associate for services rendered during a Plan Year under the Employer's annual bonus, cash incentive plan or similar arrangement.  The Committee or its designee shall determine whether any Bonus shall be eligible for deferral hereunder.

         1.12   "Cash Director Fees" shall mean such meeting fees, retainer or other compensation payable to a
Director in the form of cash.

         1.13   For purposes of this Plan, a "Change in Control" shall be deemed to have occurred upon the happening of any of the following events:

         a.     The acquisition by any one person, or by more than one person acting as a group, of ownership of the Company's equity securities that, together with the securities held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of the
                Company;

         b.     The acquisition by any one person, or by more than one person acting as a group, during the
                12-month period ending on the date of the most recent acquisition, of ownership of the Company's equity securities possessing 50% or more of the total voting power of the Company;

         c.     The replacement during any 12-month period of a majority of the members of the Board by directors whose appointment or election is not endorsed by a majority of the members of the
                Board before the date of such appointment or election; or

         d.     The acquisition by any one person, or more than one person acting as a group, during the
                12-month period ending on the date of the most recent acquisition, of assets of the Company having a total gross Fair Market Value of more than 50% of the total gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

         For this purpose, "persons acting as a group" shall have the meaning ascribed to it in Code Section 409A and the regulations promulgated thereunder.  Except as expressly provided herein, it is intended that the foregoing definition shall be the same as a change of ownership of a corporation, a change in the effective control of a corporation and/or a change in the ownership of a substantial portion of a corporation's assets as provided in Code Section 409A and the regulations promulgated thereunder, and any questions or determinations shall be construed and interpreted in accordance with the provisions thereof.

         1.14   "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, including any regulation or other authority promulgated thereunder.

         1.15   "Commissions" shall mean the cash commissions earned by an Associate from the Employer for services rendered during a Plan Year, excluding Bonus or other additional incentives or awards earned by the
Participant.

         1.16   "Committee" shall mean the Compensation Committee of the Board of Directors of the Company, or
the members thereof who are non-employee directors within the meaning of Rule 16b-3 promulgated under the
Securities Exchange Act of 1934, as amended.

         1.17   "Common Stock" shall mean $3.33 par value common stock issued by the Company.

         1.18   "Common Stock Measurement Fund" shall mean a measurement fund established in accordance with
Section 4.2 hereof, consisting solely or primarily of Common Stock Units.

         1.19   "Common Stock Unit" shall mean a bookkeeping entry representing a share of Common Stock, whether first allocated to the Common Stock Measurement Fund or acquired by reinvestment of Dividend Equivalent
Units, which is credited to the Common Stock Measurement Fund or an Incentive Account maintained hereunder.

         1.20   "Company" shall mean Hancock Holding Company, a Mississippi corporation, and any successor to all or substantially all of the Company's assets or business.

         1.21   "Company Contribution" shall mean a credit made by the Company or the Employer in accordance with Section 3.4(a) hereof; "Company Contribution Account" shall mean the Account credited with a Participant's
Company Contributions.

         1.22   "Company Restoration Contribution" shall mean a credit made by the Company or the Employer in accordance with Section 3.4(b) hereof; "Company Restoration Matching Account" shall mean the Account credited with a Participant's Company Restoration Contributions.

         1.23   "Deferral Account" shall mean the Account credited with each Participant's Annual Deferrals hereunder.

         1.24   "Director" shall mean a nonemployee member of the Board of Directors of the Company  or the board of directors of the Bank, a nonemployee member of the board of directors of an Affiliate, or a member of an advisory or similar board maintained by the Company, the Bank, or an Affiliate with respect to a region, business division or similar unit thereof.

         1.25   "Disability" or "Disabled" shall mean that a Participant is (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b)
by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Employer or, as to a Director, a substantially analogous plan.

         1.26   "Dividend Equivalent Unit" shall mean a credit made with respect to a Common Stock Unit or
Incentive Unit equal to the per share cash dividend declared on the Company's Common Stock.

         1.27   "Employer" shall mean the Company and/or any of its Affiliates designated on Exhibit A hereto, from time to time.  Notwithstanding any provision of this Plan to the contrary, a Participant's Employer shall be based upon his or her common law employment relationship.

         1.28   "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.29   "Fair Market Value" shall mean the closing price of the Common Stock as reported on the Nasdaq
Stock Market on the day immediately preceding the relevant valuation date hereunder or, if no Common Stock is traded on such day, on the next preceding date on which there were Common Stock transactions.

         1.30   "401(k) Plan" shall mean the Bank's 401(k) Savings and Investment Plan, as the same may be amended, superceded or replaced, from time to time.

         1.31   "Incentive Account" shall mean the Account credited with the number of Incentive Units equal to the number of shares of restricted stock or performance stock awarded to a Participant under the Incentive Plan and deferred by such Participant hereunder.

         1.32   "Incentive Award" shall mean an award of restricted stock or performance stock made to a
Participant under the Company's separate Incentive Plan.  The Committee or its designee shall determine whether any Incentive Award shall be eligible for deferral hereunder.

         1.33   "Incentive Plan" shall mean the Hancock Holding Company 2005 Long-Term Incentive Plan,
including any amendment or successor thereto.

         1.34   "Incentive Unit" shall mean a Common Stock Unit credited to a Participant's Incentive Account hereunder.

         1.35   "Measurement Fund" shall mean the fund or funds designated by the Committee or its designee with respect to which the earnings, gains or losses credited to a Participants' Accounts shall be measured.

         1.36   "Participant" shall mean (a) any Director or Associate for whom an Account Balance is maintained hereunder, and (b) each other Participant in the Predecessor Plan for whom an Account Balance is maintained hereunder.

         1.37   "Plan" shall mean this Hancock Holding Company Nonqualified Deferred Compensation Plan, which shall be evidenced by this instrument and by each Participation Agreement, as may be amended from time to time.

         1.38   "Plan Year" shall mean the calendar year.

         1.39   "Retirement," "Retire(s)" or "Retired" shall mean, with respect to an Associate, his or her
Separation Date, such separation occurring for any reason, other than death, Disability or involuntary separation on account of cause (as determined by the Committee), provided he or she:

         a.     Has then attained age 65 and completed five Years of Service; or

         b.     Has then attained age 55 and completed ten Years of Service.

Such term shall mean with respect to a Director, that he or she has ceased to serve as a member of the Board or the board of directors of an Affiliate, other than on account of removal, death or Disability.

         1.40   "Retirement Benefit" shall mean a benefit payable in accordance with Article 6 hereof on account of a Participant's Retirement.

         1.41   "Scheduled Distribution" shall mean a distribution made in accordance with Section 5.2 hereof;
"Scheduled Distribution Date" means the date on which a Scheduled Distribution is made.

         1.42   "Separation From Service" or "Separation Date" shall mean the later of the date on which (a) a
Participant's employment with the Company and its Affiliates ceases, or (b) the Company and such Participant reasonably anticipate that the Participant will perform no further services for the Company and its Affiliates, whether as an Associate or an independent contractor.  Notwithstanding the foregoing, a Participant may be deemed to incur a Separation From Service if he or she continues to provide services to the Company or Affiliate, provided such services are not more than 20% of the average level of services performed by such Participant, whether as an Associate or independent contractor, during the immediately preceding 36-month period.  As to a
Director, such term shall mean the removal of such Director by the remaining members of the Board prior to the expiration of his or her term.

         1.43   "Specified Employee" shall mean any Participant who is a "key employee" (as defined in Code
Section 416(i) without regard to paragraph (5) thereof) of the Employer, provided that equity securities of the
Company or any Affiliate are then publicly traded on an established securities market.  Status as a Specified
Employee hereunder shall be determined each December 31st, and shall be applicable during the 12-month period commencing on the following April 1st.

         1.44   "Supplemental Contribution" shall mean a contribution by the Company or the Employer in accordance with Section 3.4(c) hereof; "Supplemental Contribution Account" shall mean the Account credited with a
Participant's Supplemental Contributions.

         1.45   "Transfer Amount" shall mean the amount credited to a Participant under the Predecessor Plan as of January 31, 2006, which shall be transferred to a  separate Account maintained hereunder, and shall be subject to adjustment as provided in Article 4 hereof.

         1.46   "Unforeseeable Financial Emergency" shall mean a severe financial hardship resulting from (a)
an illness or accident of the Participant, the Participant's spouse, the Participant's dependent (as defined in
Code Section 152(a)) or his or her Beneficiary, (b) a loss of the Participant's property due to casualty, or (c)
such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or his or her spouse, dependent or Beneficiary.

         1.47   "Years of Service" shall mean the total number of whole years in which a Participant has been employed by the Employer.  For purposes of this definition, a Year of Service shall be a consecutive 365-day period (or 366-day period in the case of a leap year) that, for the first Year of Service, commences on the
Associate's date of hire and that, for any subsequent year, commences on an anniversary of such date.  The
Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of
Service hereunder.

                                                        ARTICLE 2
                                                      PARTICIPATION

         2.1    Designation of Participants.  Participants hereunder shall be determined by the Committee prior to the first day of each Plan Year, or at such other time or times as the Committee may deem appropriate, and shall be limited to:

         a.     A Director who is a member of the Board of Directors, who shall be eligible to participate in the Plan upon his or her election or appointment and at all times thereafter, without the necessity of further action by the Committee.

         b.     A Director who is a member of the board of directors of an Affiliate, provided such Affiliate has been designated by the Committee on Appendix A hereto; once such designation is made and unless a later date is designated by the Committee within the time required by law, each such
                Director shall be eligible to participate in the Plan upon his or her election or appointment, without the necessity of further action by the Committee.

         c.     A Director who serves as a member of an advisory or similar board maintained by the Company, the Bank, or an Affiliate with respect to a region, business division or similar unit thereof, who shall be eligible to participate herein when designated by the Committee, whether individually or by group or class.

         d.     Associates designated by the Committee, who may be designated individually or by groups or classes. In lieu of individual designation hereunder and with respect to Associates, other than executive officers of the Company or the Bank, the Committee may ratify the recommendations of the appropriate officers of the Company or the Bank, as the case may be, which may be made individually or by class.

         2.2    Enrollment.  As a condition of his or her initial deferral hereunder, each Associate or
Director shall (a) execute a deferral election in the form prescribed under Article 3 hereof and a beneficiary designation in accordance with the provisions of Article 9 hereof, (b) designate the Measurement Funds in which his or her Accounts shall be invested, and (c) deliver such other documents or agreements as the Committee may reasonably request.

                                                        ARTICLE 3
                                           DEFERRALS; COMPANY CONTRIBUTIONS

         3.1    Permitted Deferral Amounts:

         a.     Annual Deferrals.  Except as may be provided herein or otherwise determined by the Committee, for each Plan Year a Participant may elect to defer his or her Base Salary, Bonus, Commissions, and/or Cash
Director Fees in the following percentages or amounts:

                   Type of Deferral                  Minimum Amount                    Maximum Amount
                --------------------------      ---------------------------       ------------------------
                Base Salary                     $3,000 in the aggregate                      80%
                Bonus                                                                       100%
                Commissions                                                                 100%
                Cash Director Fees                        $0                                100%

If a Participant elects to defer less than the minimum amount, or if no election is made, the amount deferred with respect to the applicable Plan Year shall be zero. Notwithstanding the foregoing, if a Director or Associate first becomes a Participant during a Plan Year, the minimum Annual Deferral Amount shall be prorated, based upon the number of whole months remaining in the such year.

         b.     Incentive Awards.  For each Incentive Award and subject to the approval of the Committee or its designee, a Participant may elect to defer all or any portion of such award, expressed as a percentage thereof.
If no election is made, the percentage deferred shall be zero.

         3.2    Election to Defer:

         a.     Initial Plan Year.  For the Plan Year in which a Participant first commences participation hereunder, such Participant shall make a deferral election not later than 30 days following the date on which he or she is first designated or otherwise eligible to participate herein.

         b.     Subsequent Plan Years.  In each succeeding Plan Year, each Participant shall:

         i.     As to Base Salary, make a deferral election on or before the last day of the last completed payroll period during the Plan Year preceding the Plan Year with respect to which it relates;
                and

         ii.    As to all other amounts, make a deferral election as of the last day of the Plan Year preceding the Plan Year to which it relates or such earlier date as may be designated by the Committee.

         c.     Incentive Awards.  An election to defer an Incentive Award shall be made no later than the last business day of the calendar year preceding the Plan Year during which restricted stock or performance stock is awarded to a Participant under the Incentive Plan.

         d.     Performance-Based Compensation.  The Committee, in its discretion, may permit any Participant to defer the receipt of performance-based compensation not later than six months before the end of the performance cycle applicable to such compensation, provided that the payment of such compensation is not then substantially certain. For this purpose, the term "performance-based compensation" shall have the meaning set forth in Code Section 409A and shall be payable with respect to a performance cycle of not less than 12 months.
A Participant who is employed for less than an entire performance cycle or who is eligible to receive performance-based compensation for less than an entire cycle shall be entitled to defer a pro rata portion of such compensation.

         e.     Compensation Subject to Risk of Forfeiture.  With respect to compensation, the payment of which is unforeseeable prior to the first day of any Plan Year, and with respect to which:

         i.     A Participant has a legally binding right to the payment of such compensation in a subsequent year; and

         ii.    Such compensation is subject to a forfeiture condition requiring the Participant's continued
                services for a period of at least 12 months from the date the Participant obtains the legally binding right,

the Committee may, in its sole discretion, permit the deferral of such amounts hereunder. An election to defer such compensation shall be made no later than the 30th day after the Participant obtains the legally binding right to the compensation, provided that the election is made at least 12 months in advance of the earliest date on which the forfeiture condition could lapse.

         f.     Deferral Elections.  Deferral elections made hereunder shall be deemed made upon their receipt and acceptance by the Committee or its designee. Such elections shall be in the form prescribed by the
Committee.  Once made, any such election shall be irrevocable as to the period with respect to which it relates.

         3.3    Withholding and Crediting of Deferrals:  For each Plan Year, Base Salary deferred hereunder shall be withheld from each regularly scheduled pay period in equal amounts, as adjusted from time to time for increases and decreases in Base Salary.  Such deferrals shall be credited to each Participant's Account as soon
as practicable after each pay date.   Any Bonus, Commissions, and/or Cash Director Fees deferred hereunder shall be withheld at the time such Bonus, Commissions, or Cash Director Fees would otherwise be payable to a
Participant or Director, whether occurring during or after the Plan Year.  Such amount shall be credited to an
Account hereunder as soon as practicable after such date.

         3.4    Determining and Crediting Company Contributions:

         a.     Company Contributions.  For each Plan Year, the Employer shall credit to a Participant's
Company Contribution Account such amounts as may be required under any employment or  similar agreement entered into between a Participant and his or her Employer.  Any such amount shall be credited on the date or dates prescribed in such agreement, or if no date is prescribed, as of the last business day of the affected Plan Year.

         In addition to the foregoing, the Committee, in its discretion, may credit a Company Contribution to the
Company Contribution Account of one or more Participants hereunder, in such amounts and at such times as it deems appropriate.

         b.     Company Restoration Matching Contributions.  The amount of a Participant's Company Restoration
Matching Contribution shall be determined by the Committee, in such amount as the Committee deems appropriate, to compensate for certain limits imposed under the 401(k) Plan or other qualified plan, or for such other purposes the Committee may determine.  A Participant's Company Restoration Matching Contribution, if any, shall be credited on a date or dates determined by the Committee, in its discretion.

         c.     Supplemental Contributions.  For each Plan Year, the Committee, in its discretion, may credit an amount to a Participant's Supplemental Contribution Account, which credit shall be made in such amounts and on a date or dates to be determined by the Committee.

         d.     Discretionary Contributions.  Except as to any amount required to be made under an employment or similar agreement, any contribution or credit described in this Section 3.4 shall be made in the discretion of the Committee and need not be uniform as among any group of Participants hereunder, whether or not similarly situated.

         3.5    Crediting Incentive Awards:  Incentive Units shall be credited to a Participant's Incentive
Account as of the date on which restricted or performance stock would otherwise be awarded to such Participant under the Company's Incentive Plan.

         3.6    Vesting:

         a.     Vested Amounts.  Unless otherwise provided in subparagraph b hereof, a Participant's Account shall vest and be nonforfeitable as follows:

         i.     A Participant shall, at all times, be fully vested in his or her Deferral Account and Transfer
                Amount.

         ii.    A Participant's Incentive Account shall vest and be nonforfeitable at such time or times and in such amounts as the Participant's Incentive Award would otherwise vest in accordance with the terms of the Incentive Plan.

         iii.   A Participant shall be vested in his or her Company Contribution Account and Supplemental
                Contribution Account in accordance with the vesting schedule(s) determined by the Committee or in an employment agreement or any other agreement entered into between the Participant and his or her Employer.

         iv.    Unless otherwise provided by the Committee, a Participant shall be vested in his or her Company
                Restoration Matching Account at the time or times and in the amounts determined in accordance with the provisions of the 401(k) Plan.

         b.     Acceleration Events.  Notwithstanding the provisions of subparagraph a hereof, if a Participant
 Retires, dies or becomes Disabled while employed by the Employer, such Participant's Company Contribution
Account, Company Restoration Matching Account and Supplemental Contribution Account shall be fully vested and nonforfeitable.

         In the event of a Change in Control, the interest of a Participant in his or her Company Contribution
Account, Company Restoration Matching Account and Supplemental Contribution Account shall vest and be nonforfeitable in accordance with the terms of any employment, severance or similar arrangement between such
Participant and his or her Employer.  If there is no such agreement or any such agreement is silent, such
Participant's Accounts shall be deemed fully vested and nonforfeitable upon the occurrence of a Change in
Control, but only to the extent that such acceleration would not cause the deduction limitation of Code Section
280G and the excise tax provisions of Code Section 4999 to be effective as to the Company or such Participant, as the case may be.  The Committee shall make any determination required hereunder.

         A Participant's Incentive Account shall be fully vested upon the occurrence of a Change in Control or
Retirement, death or Disability to the extent provided in such Participant's initial award of Restricted or
Performance Stock under the Incentive Plan.

                                                        ARTICLE 4
                                        MEASUREMENT FUNDS; RESTRICTED STOCK UNITS

         4.1    Measurement Funds:

         a.     Designation of Measurement Funds.  One or more Measurement Funds shall be designated by the
Committee or its designee for the purpose of determining the earnings, gains or losses to be credited or debited to each Participant's Accounts hereunder.  The Committee or its designee may discontinue, substitute or add measurement funds, from time to time, as it deems appropriate.

         b.     Notional Investments.  Except as provided in section 4.2 hereof, a Participant shall designate one or more Measurement Funds in which his or her Account shall be notionally invested.  If a Participant does not designate a Measurement Fund, such Participant's Accounts shall be deemed invested in the lowest-risk
Measurement Fund.  The Committee or its designee shall adopt such additional rules and procedures as it deems necessary or appropriate with respect to a Participant's designation of Measurement Funds hereunder.

         4.2    Common Stock Measurement Fund:

         a.     Any portion of a Participant's Transfer Amount invested in Common Stock Units under the terms of the Predecessor Plan shall be allocated to the Common Stock Measurement Fund.

         b.     A Participant may elect to invest all or any of his or her Bonus or Cash Directors Fees in the
                Common Stock Measurement Fund; Base Salary shall not be eligible for such investment.

         c.     Amounts allocated to the Common Stock Measurement Fund shall not be reallocated to any other measurement fund and shall be distributable only in the form of Common Stock.

         d.     Dividend Equivalent Units shall be credited to the Participant's Account as of each dividend payment date and deemed reinvested in Common Stock Units immediately thereafter.  The number of
                Common Stock Units credited hereunder shall be determined by dividing the Dividend Equivalent
                Units credited hereunder by the Fair Market Value of a share of Common Stock on the applicable dividend payment date.

         4.3    Incentive Units:  Incentive Units credited hereunder shall be subject to the following:

         a.     Such units shall not be reallocated to any measurement fund and shall be distributable only in the form of Common Stock.

         b.     Dividend Equivalent Units shall be credited to the Participant's Account as of each dividend payment date and deemed reinvested in Common Stock Units immediately thereafter.  The number of such units shall be determined by dividing the Dividend Equivalent Units credited hereunder by the Fair Market Value of a share of Common Stock on the applicable dividend payment date.

         4.4    Crediting or Debiting Returns:  The performance of each Measurement Fund, whether positive or negative, shall be determined and allocated to a Participant's Account at least as frequently as quarterly.

         4.5    Notional Investment:  A Participant's Account Balance shall, at all times, be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or any Trust established hereunder.  Each Participant shall, at all times, remain an unsecured creditor of the Company as to his or her Account.  Notwithstanding any provision of this Plan to the contrary,  Measurement Funds shall be used solely to determine the amount of income, gain or loss credited to each Account hereunder.  A Participant's election of a Measurement Fund, the allocation of his or her Account thereto, and the calculation and crediting or debiting of amounts to a Participant's Account shall not be considered or construed in any manner as an actual investment in any such fund.

         4.6    Common Stock Units; Incentive Units:

         a.     Adjustment.  In the event of any merger, consolidation or other reorganization of the Company, there shall be substituted for each of the Common Stock Units then subject to the Plan the number and kind of shares of stock or other securities to which the holders of Common Stock are entitled in such transaction.  In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Company does not receive consideration, the number of Common Stock Units then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock.

         Incentive Units shall be subject to adjustment as provided under the Incentive Plan.

         b.     Shareholder Rights.  No Participant or Beneficiary shall have any voting or other shareholder rights on account of his or her status as such or with respect to Common Stock Units or Incentive Units credited to an Account hereunder.

         c.     Share Allocation.  For purposes of any allocation made by the Board of Directors with respect to the issuance of Common Stock under the Incentive Plan or this Plan;

         i.     Each Incentive Unit credited hereunder shall offset the number of shares of Common Stock reserved for issuance under the Incentive Plan; and

         ii.    Each Common Stock Unit credited hereunder shall offset the number of shares of Common Stock reserved for issuance under this Plan.

                                                        ARTICLE 5
                                                SCHEDULED DISTRIBUTIONS;
                                UNFORESEEABLE FINANCIAL EMERGENCIES; OTHER DISTRIBUTION RULES

         5.1    Distribution Events:  Notwithstanding any provision of this Plan to the contrary, a
Participant's Account shall be distributed on the earliest to occur of the following: his or her Scheduled
Distribution Date, Separation From Service, Retirement, death or Disability.

         5.2    Scheduled Distributions:

         a.     Distribution Date.  As to each Annual Deferral, a Participant may elect to receive a Scheduled
Distribution with respect to all or a portion of such deferral.  Such amount shall be credited to a separate
Account and shall be:

         i.     Paid in the form of a lump sum; and

         ii.    Paid within 90 days of the first day of the Plan Year designated by the Participant, which shall not be less than three Plan Years after the last day of the Plan Year to which the
                Participant's affected deferral election relates.

A Participant shall designate an Annual Deferral as a Scheduled Distribution hereunder, including the designation of the year of payment in accordance with subparagraph ii hereof, when he or she first defers such amount.
Except as provided in Section 5.2b hereof, such designation shall be irrevocable.

         b.     Postponing Scheduled Distributions.  A Participant may postpone the date on which a Scheduled
Distribution is paid by delivery of a modification to the Committee, provided that:

         i.     Such modification shall be delivered and accepted by the Committee at least 12 months prior to the previously scheduled payment date;

         ii.    Such designated payment date shall not be less than five years after the previously scheduled distribution date; and

         iii.   Such modification must be received and accepted by the Committee at least 12 months prior to the date on which it is given effect.

         5.3    Unforeseeable Financial Emergencies:  If a Participant experiences an Unforeseeable Financial
Emergency, such Participant may request a withdrawal, subject to the provisions set forth herein.  Such withdrawal, if any, shall not exceed the lesser of (a) the Participant's vested Account Balance, excluding such
Participant's Incentive Account, calculated as of the close of business as of the date of such withdrawal, or (b)
the amount necessary to satisfy the Unforeseeable Financial Emergency, plus any amount necessary to pay Federal, state or local income taxes or penalties reasonably anticipated as a result of the withdrawal.  Notwithstanding the foregoing, a Participant may not receive a withdrawal hereunder to the extent that the Unforeseeable
Financial Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

         If the Committee approves a Participant's request for withdrawal hereunder, such withdrawal shall be made not later than 60 days after the date of such approval; the Participant's deferrals hereunder shall cease until the first day of the Plan Year following the year in which such withdrawal occurs or such later time designated by the Committee.

         5.4    Complete Distribution:  Notwithstanding any provision of the Plan or the terms of a
Participant's Participation Agreement to the contrary, if a Participant's vested Account has been distributed in full prior to the date on which any final deferral or contribution is credited hereunder, such final deferral or contribution shall be distributed to such Participant in the form of a lump sum payment as soon as practicable after the date on which any such amount is credited hereunder.

         5.5    Deduction Limitation:  If the Employer reasonably anticipates that the Federal income tax deduction with respect to any distribution hereunder would be subject to Code Section 162(m), then to the extent deemed necessary by the Committee, such Employer may delay payment of any such amount.  Any amount for which distribution is delayed hereunder shall continue to be adjusted as provided in Section 4.3 hereof.  Such amounts shall be distributed at the earliest date the Committee reasonably anticipates that the deduction of the payment of the amount will not be limited under Code Section 162(m).

                                                        ARTICLE 6
                                                   RETIREMENT BENEFITS

         6.1    Application:  If a Participant Retires, this Article VI shall apply, notwithstanding any provision of this Plan to the contrary.

         6.2    Amount of Retirement Benefit:  A Participant who Retires shall receive, as a Retirement Benefit hereunder, his or her vested Account Balance, determined as of the close of business as of the Participant's
Benefit Distribution Date or as soon as practicable thereafter.

         6.3    Time of Payment:  A Retirement Benefit payable hereunder shall be paid as of a Participant's
Benefit Distribution Date; provided, however, that:

         a.     At the time of any deferral hereunder and subject to any limitations imposed herein or by the
                Committee, a Participant may designate the time at which his or her Retirement Benefit shall be paid, which shall not be earlier than his or her Retirement or later than five years following his or her Retirement;

         b.     At any time a Participant may elect to postpone the distribution of his or her Retirement
                Benefit, provided that:

                i.       Such postponement shall not be less than five years following the scheduled payment date; for this purpose, installment payments shall be treated as a single payment made as of such scheduled date;

                ii.      Such postponement may be expressed as a specified date or a specified period after his or her Retirement;

                iii.     Such postponement shall be made in the form prescribed by the Committee and shall be given effect 12 months after it is received and accepted by the Committee; and

                iv.      If the Participant's Retirement Benefit is to be distributed at a specified time within the meaning of Code Section 409A, such postponement shall be given effect only if it is received and accepted not less than 12 months before such specified time.

         6.4    Form of Payment:  A Participant shall elect to receive his or her Retirement Benefit in the form of a lump sum or the Annual Installment Method when he or she first commences participation hereunder.  If a
Participant fails to make an election, he or she shall be deemed to have elected to receive his or her Retirement
Benefit in the form of a lump sum.  A Participant may change his or her election hereunder, provided that:

         a.     Such change shall be received and accepted by the Committee 12 months before it is given effect; and

         b.     Payment shall be delayed at least five years from the Participant's originally-scheduled
                Benefit Distribution Date.

For purposes of applying the foregoing requirements, installment payments shall be treated as a single payment.

                                                        ARTICLE 7
                                          TERMINATION AND DISABILITY BENEFITS

         If a Participant experiences a Separation From Service or becomes Disabled on or before his or her
Retirement or the date on which a Scheduled Distribution is payable hereunder, then notwithstanding any provision of this Plan to the contrary, such Participant shall receive his or her vested Account Balance as of his or her
Benefit Distribution Date in the form of a lump sum.

                                                        ARTICLE 8
                                                        RESERVED

                                                        ARTICLE 9
                                                     DEATH BENEFITS

         9.1    Death Benefit:  A Participant's Beneficiary(ies) shall receive, upon his or her death, an amount equal to the Participant's vested Account Balance.  Such amount shall be paid in the form of a lump sum as of the Participant's Benefit Distribution Date.

         9.2    Beneficiary Designations: Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies).  A Participant shall designate his or her Beneficiary, in writing, in the form prescribed by the Committee.  A Participant shall be entitled to change his or her Beneficiary by completing, signing and otherwise complying with the terms of the forms and procedures required by the Committee.  If the
Participant names someone other than his or her spouse as a Beneficiary, the Committee may, in its sole discretion, determine that spousal consent is required on a form acceptable to the Committee.

         Upon the acceptance by the Committee of a new designation form, all designations previously filed shall be void and of no effect.  The Committee shall be entitled to rely on the designation last received and accepted by the Committee.  No designation or change shall be effective until it is received and acknowledged in writing by the Committee or its designee.

         9.3    No Designation; Construction:  If a Participant fails to designate a Beneficiary, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse.  If the Participant is not survived by a spouse, his or her benefit shall be paid to the executor or personal representative of the Participant's estate.

         If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

                                                        ARTICLE 10
                                                    LEAVES OF ABSENCE

         10.1   Paid Leave of Absence:  If a Participant is on a paid leave of absence from his or her employment, such Participant shall not be entitled to a distribution hereunder, and his or her deferrals shall continue during the period of such leave.

         10.2   Unpaid Leave of Absence:  If a Participant is on an unpaid leave of absence from employment, his or her deferrals hereunder shall remain in effect with respect to any compensation paid with respect to services rendered before such leave commenced, and he or she shall not be entitled to a distribution hereunder until a Separation From Service occurs.  His or her deferrals of cash compensation shall resume upon the termination of such leave in accordance with the terms of his or her prior deferral election.

                                                        ARTICLE 11
                                    TERMINATION OF PLAN; AMENDMENT OR MODIFICATION

         11.1   Termination of Plan:  The Board of Directors may terminate this Plan, in its discretion, in which event:

         a.     No additional Participants shall be admitted to the Plan;

         b.     No additional deferral elections shall be permitted, provided that any deferral election then in effect shall continue in accordance with its terms through December 31st;

         c.     No additional contributions shall be made by the Company or the Employer hereunder;

         d.     Each Participant shall continue to invest and reinvest his or her Accounts in the Measurement
                Funds available, from time to time, hereunder; and

         e.     Each Participant's Accounts shall be paid as provided herein.

         The Measurement Funds available following such termination shall be comparable in number and type to those Measurement Funds available in the Plan Year preceding the Plan Year in which such termination is effective.

         Notwithstanding the foregoing, during the 30 days preceding or 12 months following a Change in Control, the Board shall be permitted to terminate the Plan and to distribute all Accounts in a lump sum no later than 12 months thereafter, provided that:

         a.     The Company reasonably determines that such termination will not adversely affect the rights and benefits of any Participant in any other plan of deferred compensation maintained by the
                Company or its Affiliates; and

         b.     A termination may be applicable to an individual Employer hereunder only to the extent permitted under Code Section 409A.

         11.2   Amendment:  The Board of Directors may, at any time, amend or modify the Plan in whole or in part.  Notwithstanding the foregoing:

         a.     No amendment or modification shall decrease the value of a Participant's vested Account Balance determined at the time such amendment or modification is made;

         b.     The ability of the Board to amend any provision hereof related to Incentive Units shall be limited by any restriction contained in the Incentive Plan; and

         c.     The Board may amend the Plan or any form or agreement hereunder, without the consent of any
                Participant or Beneficiary, to the extent it reasonably determines that such amendment is necessary or appropriate to ensure that any amount credited hereunder is not includable in the income of any such Participant or Beneficiary prior to the date on which it is distributed hereunder, whether on account of Code Section 409A or otherwise.

         11.3   Effect of Payment:  Full payment of a Participant's vested Account Balance hereunder shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan, and the Participant's Participation Agreement and participation hereunder shall terminate.

                                                        ARTICLE 12
                                                      ADMINISTRATION

         12.1    Powers:  This Plan and all matters related thereto shall be administered by the Committee.
The Committee shall have the power and authority to interpret the provisions of this Plan and shall determine all questions arising under the Plan including, without limitation, all questions concerning administration, eligibility, the determination of benefits hereunder, and the interpretation of any form or other document related to this Plan.  In addition, the Committee shall have the authority to prescribe, amend and rescind rules and administrative procedures relating to the operation of this Plan and to correct any defect, supply any omission or reconcile any inconsistency in this Plan.

         Any determination by the Committee need not be uniform as to all or any Participant hereunder.  Any such determination shall be conclusive and binding on all persons.  The Committee shall engage the services of such independent actuaries, accountants, attorneys and other administrative personnel as it deems necessary to administer the Plan.

         12.2   Delegation of Administrative Authority:  The Committee, in its discretion, may delegate to the appropriate officers of the Company or its Affiliates all or any portion of the power and authority granted to it hereunder, subject to any limitations imposed under applicable Federal or state securities laws and the applicable rules of the securities exchange upon which Common Stock is traded or reported.  When acting in accordance with such delegation, whether made orally or in writing, such officers shall be deemed to possess the power and authority granted to the Committee hereunder.  Without the requirement of further action, the Committee shall be deemed to have delegated to its appropriate officers:

         a.     The authority to review and administer distributions and other payments and withdrawals in accordance with the provisions hereof; and

         b.     The authority to make such amendments to this Plan or any ancillary form or document related to this Plan contemplated under Section 11.2(a)(iii) hereof.

         12.3   Fees and Expenses:  The Company shall bear all costs, fees and expenses associated with the establishment, administration, and maintenance of the Plan.

         12.4   Code Section 409A:  This Plan is intended to comply and shall be interpreted and construed in a manner consistent with the provisions of Code Section 409A, including any rule or regulation promulgated thereunder.  In the event that any provision of the Plan would cause an amount deferred hereunder to be subject to tax under the Code prior to the time such amount is paid to a Participant, such provision shall, without the necessity of further action by the Board or the Committee, be deemed null and void as of the Restatement Date or such earlier date as may be required by law.

         Notwithstanding any provision of this Plan to the contrary, the Committee may direct the distribution to any Participant or Beneficiary in the form of a single-sum payment all or any portion of the amount then credited to a Participant's Account if an adverse determination is made with respect to such Participant.  For this purpose, the term "adverse determination" shall mean that, based upon Federal tax or revenue law, a published or private ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the
Secretary of the Treasury, a decision by a court of competent jurisdiction, a closing agreement made under
Section 7121 of the Code that is approved by the Internal Revenue Service and involves such Participant or a determination of counsel, this plan has failed to comply with Code Section 409A and, as a result, such
Participant has or will recognize income for Federal income tax purposes with respect to any amount that is or will be payable under this Plan before it is otherwise to be paid hereunder.

         12.5   Other Benefits and Agreements:  Benefits under this Plan are in addition to any benefits available under any other plan or program for employees of the Employer.  This Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

         12.6   Service as an Associate and Director:  If a Participant hereunder is employed by the Company or an Affiliate as an Associate and also serves as a Director:

         a.     A separate Account shall be established and maintained hereunder with respect to his or her
                Cash Director Fees deferred hereunder, if any;

         b.     The distribution provisions set forth in Articles 5, 6, 7, 8 and 9 hereof shall be separately administered with respect to each such Account; and

         c.     Except as may be limited under Code Section 409A, nothing contained herein shall prohibit a distribution from any such Account with respect to one capacity contemporaneous with the crediting of deferrals or contributions hereunder with respect to the other.

         12.7   Small Benefits:  If the value of a Participant's Account is not more than the applicable limit under Code Section 402(g), determined as of the date of his or her Benefit Distribution Date, then notwithstanding any provision of this Plan to the contrary, the Committee shall distribute such amount to such
Participant, or his or her Beneficiary, in the form of a single-sum payment within 90 days of such date, which distribution shall be in lieu of any benefit otherwise provided hereunder.

                                                        ARTICLE 13
                                                    CLAIMS PROCEDURES

         13.1   Presentation of Claim:  Any Participant or Beneficiary of a deceased Participant (such
Participant or Beneficiary referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan.  If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant.  All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred.  The claim must state with particularity the determination desired by the
Claimant.

         13.2   Notification of Decision:   The Committee shall consider a Claimant's claim within a reasonable time, but no later than 90 days after receiving the claim.  If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period.  In no event shall such extension exceed a period of 90 days from the end of the initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.  The Committee shall notify the Claimant in writing:

         a.     That the Claimant's requested determination has been made, and that the claim has been allowed in full;

         b.     That the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

         c.     The specific reason(s) for the denial of the claim, or any part of it;

         d.     Specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

         e.     A description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

         f.     An explanation of the claim review procedure set forth in Section 13.3 below; and

         g.     A statement of the Claimant's right to bring a civil action under ERISA Section 502(a)
                following an adverse benefit determination on review.

         13.3   Review of a Denied Claim:  On or before 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative)
may file with the Committee a written request for a review of the denial of the claim.  The Claimant (or the
Claimant's duly authorized representative):

         a.     May, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claim for benefits; and/or

         b.     May submit written comments or other documents.

         13.4   Decision on Review:  The Committee shall render its decision on review promptly, and no later than 60 days after the Committee receives the Claimant's written request for a review of the denial of the claim.  If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial
60-day period.  In no event shall such extension exceed a period of 60 days from the end of the initial period.
The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.  In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.  The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         a.     Specific reasons for the decision;

         b.     Specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         c.     A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         d.     A statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

         13.5   Legal Action:  A Claimant's compliance with the foregoing provisions of this Article 13 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan, which shall be brought not more than two years after receipt of the Committee's decision on review.

                                                        ARTICLE 14
                                                           TRUST

         14.1   Establishment:  In order to provide assets from which to fulfill the obligations of the
Participants and their beneficiaries under the Plan, the Company may establish a trust to which the Employer, in its discretion, may contribute.  The provisions of this Plan shall govern the rights of a Participant to receive distributions hereunder.  The provisions of the trust shall govern the rights of the Employer to the use or appropriation of assets contained therein.

         14.2   Distributions From the Trust:   The Employer's obligations under the Plan may be satisfied from the assets of any trust established hereunder and any such distribution shall reduce the Employer's obligations hereunder.

                                                        ARTICLE 15
                                                      MISCELLANEOUS

         15.1   Taxes:

         a.     Annual Deferrals.  For each Plan Year in which an Annual Deferral is made hereunder, the
Employer shall withhold from each Participant's Base Salary, Bonus and/or Commissions, his or her share of FICA and such other employment taxes as may be required by law to be withheld or the Participant shall separately remit to the Employer the amount of any such withholding.

         b.     Company Contribution Account, Company Restoration Matching Account and Supplemental
Contribution Account.  When a Participant becomes vested in any portion of his or her Company Contribution
Account, Company Restoration Matching Account, Supplemental Contribution Account or Incentive Account, as a
condition of vesting the Employer shall withhold from any amount not deferred hereunder such FICA and other employment taxes as may be required by law to be withheld or the Participant shall separately remit to the
Employer the amount of any such required withholding.

         c.     Distributions.  The Employer shall withhold from any payment made to a Participant hereunder, as a condition thereof, the amount of any federal, state and local income, employment or other taxes required by law to be withheld.

         15.2   Status of Plan:  The Plan is not intended to be qualified within the meaning of Code Section
401(a).  The Plan is intended to constitute an unfunded plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1).

         Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Employer.  For purposes of the payment of benefits under this Plan, any and all of the Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer.  The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

         15.3   Employer's Liability:  The Employer's liability for the payment of benefits shall be defined only by the Plan and the Participation Agreement, as entered into between the Employer and a Participant.  The
Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Participation Agreement.

         15.4   Nonassignability:  Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, and all rights to which are expressly declared to be, unassignable and non-transferable.  No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

         15.5   Not a Contract of Employment:  The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant.  Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement.  Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer, either as an Associate or a Director, or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

         15.6   Furnishing Information:  A Participant or his or her Beneficiary will cooperate with the
Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

         15.7   General Provisions:

          a.    Headings.  The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          b.    Choice of Law.  Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Mississippi without regard to its conflicts of laws principles.

          c.    Successors and Assigns.  The provisions of this Plan shall bind and inure to the benefit of the
Participant's Employer and its successors and assigns and the Participant and the Participant's designated
Beneficiaries.

         15.8   Notice:  Any notice or filing required or permitted to be given to the Committee under this
Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                   Hancock Holding Company
                                   Attn: Chief Operations Offier Corporate
                                   Human Resources
                                   2510 14th Street
                                   Gulfport, Mississippi 39501

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.  Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

         15.9   Spouse's Interest:  The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

         15.10  Validity:  In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

         15.11  Incompetent:  If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person.  The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit.  Any payment of a benefit shall be a payment for the account of the Participant and the
Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

         15.12  Court Order:  The Committee is authorized to comply with any court order in any action in which the Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant's benefits under the Plan.  Notwithstanding the foregoing, the Committee shall interpret this provision in a manner that is consistent with Code Section 409A and other applicable tax law.  In addition, if necessary to comply with a qualified domestic relations order, as defined in Code Section
414(p)(1)(B), pursuant to which a court has determined that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan, the Committee, in its sole discretion, shall have the right to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the
Plan to such spouse or former spouse.

         15.13  Insurance:  The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose.  The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance.  The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the
Employers have applied for insurance.

         15.14  Effect of a Change in Control:  Immediately preceding the occurrence of a Change in Control and to the extent consistent with applicable law and stock exchange requirements, the Committee may:

         a.     Replace one or more members of the Committee; and/or

         b.     To the extent the Bank then serves as trustee of any Trust established hereunder, appoint a successor thereto, which shall be a financial institution, other than an Affiliate of the
                Company or any successor thereto, with deposits of not less than $1 billion.

                                                        ARTICLE 16
                                              PRIOR PLAN; TRANSITION RULES

         16.1     Predecessor Plan:  Notwithstanding any provision of the Plan to the contrary, with respect to any Participant credited with a Transfer Amount hereunder who was not actively employed by the Employer or serving as a member of the Board of Directors of the Company or its Affiliates as of February 1, 2006, such
Participant's election as to the time and form of payment under the Predecessor Plan effective as of his or her termination of employment or service shall be irrevocable and shall govern the distribution of such amount hereunder.  As to any such Participant who is in pay status thereunder as of such date, the distribution election of such Participant last effective under the Predecessor Plan shall continue to govern the time and method of distribution of such Participant's Transfer Amount hereunder, and such distribution shall continue without interruption.

         16.2     Transition Matters: Notwithstanding any provision of the Plan to the contrary, a Participant as of January 1, 2005, who does not experience a Separation From Service before December 31, 2008 (a "Transition
Participant"), shall be entitled to:

         a.       Designate a Benefit Distribution Date, which may be a Scheduled Distribution or may be on a specified date on or after his or her Retirement or a specified period after his or her
                  Retirement, provided that such period is not more than five years after his or her Retirement;
                  and

         b.       Designate either (i) a new form of payment, or (ii) an increase or decrease in the number of annual installment payments previously in effect.

Any such designation shall be made on forms provided by the Committee and, notwithstanding any provision of the
Plan to the contrary, shall be given effect provided it is received and accepted by the Committee or its designee not later than December 31, 2008, or such earlier date as may be required by the Committee.  If a Transition
Participant fails to timely submit an election hereunder, the time and form of payment previously in effect shall remain applicable.

         This Hancock Holding Company Nonqualified Deferred Compensation Plan was approved by the Board of
Directors of the Company on December 16, 2008, to be effective as provided herein.

                                                              Hancock Holding Company

                                                              By:  /s/ Carl J. Chaney
                                                                 ------------------------------------
                                                              Its: CEO
                                                                 ------------------------------------
                                                              Date: December 18         , 2008
                                                                   ---------------------

                                                        APPENDIX A
                                                        AFFILIATES

         As of January 1, 2008, members of the boards of directors of the following Affiliates and associates of such Affiliates who are designated by the Committee shall be entitled to participate in the Plan:

         Hancock Bank of Alabama
         Hancock Bank of Florida
         Hancock Bank of Louisiana
         Hancock Bank
         Harrison Finance Company, Inc.
         Hancock Investment Services, Inc.
         Hancock Insurance Agency and its divisions
         J. Everett Eaves, Inc.

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